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                              SUN COMMUNITIES, INC.

                       EXHIBIT 21.1 - LIST OF SUBSIDIARIES

         Main operating subsidiary:

Sun Communities Operating Limited Partnership, a Michigan limited partnership

         Other subsidiaries (wholly-owned):

SCF Manager, Inc., a Michigan corporation

SCN Manager, Inc., a Michigan corporation

Sun Florida QRS, Inc., a Michigan corporation

Sun Secured Financing GP, Inc., a Michigan corporation

Sun QRS, Inc., a Michigan corporation

Sun Texas QRS, Inc., a Michigan corporation

          Subsidiaries of Sun Communities Operating Limited Partnership

8920 Associates, a Florida general partnership

Apple Orchard, LLC, a Michigan limited liability company

Arizona Finance L.L.C., a Michigan limited liability company

Aspen-Alpine Project, L.L.C., a Michigan limited liability company

Aspen-Arbor Terrace, L.P., a Delaware limited partnership

Aspen-Bonita Lake Resort Limited Partnership, a Michigan limited partnership

Aspen-Brentwood Project, L.L.C., a Michigan limited liability company

Aspen-Byron Project, L.L.C., a Michigan limited liability company

Aspen-Country Project, L.L.C., a Michigan limited liability company

Aspen-Ft. Collins Limited Partnership, a Michigan limited partnership

Aspen-Grand Project, L.L.C., a Michigan limited liability company

Aspen-Holland Estates, L.L.C., a Michigan limited liability company

Aspen-Indian Project Limited Partnership, a Michigan limited partnership

Aspen-Paradise Park II Limited Partnership, a Michigan limited partnership

Aspen-Siesta Bay Limited Partnership, a Michigan limited partnership

Aspen-Silver Star II Limited Partnership, a Michigan limited partnership

Aspen-Town & Country Associates II, L.L.C., a Michigan limited liability company

Bright Insurance Agency, Inc., a Michigan corporation

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                              SUN COMMUNITIES, INC.

                 EXHIBIT 21.1 - LIST OF SUBSIDIARIES, CONTINUED


Comal Farms Manager LLC, a Michigan limited liability company

CP Comal Farms Limited Partnership, a Michigan limited partnership

CP Creekside LLC, a Michigan limited liability company

CP Woodlake Limited Partnership, a Michigan limited partnership

Creekside Manager LLC, a Michigan limited liability company

East Fork Crossing Manager LLC, a Michigan limited liability company

Family Retreat, Inc., a Michigan corporation

FC East Fork Crossing LLC, a Michigan limited liability company

FC Glen Laurel LLC, a Michigan limited liability company

FC Meadowbrook LLC, a Michigan limited liability company

FC Pebble Creek LLC, a Michigan limited liability company

FC River Ranch Limited Partnership, a Michigan limited partnership

FC Stonebridge Limited Partnership, a Michigan limited partnership

FC Summit Ridge Limited Partnership, a Michigan limited partnership

FC Sunset Ridge Limited Partnership, a Michigan limited partnership

Glen Laurel Manager LLC, a Michigan limited liability company

Knollwood Estates Operating Company L.L.C., a Michigan limited liability company

Meadowbrook Manager LLC, a Michigan limited liability company

Meadow Lakes Development Company LLC, a Michigan limited liability company

Miami Lakes Venture Associates, a Florida general partnership

Origen Financial, L.L.C., a Delaware limited liability company

Pebble Creek Manager LLC, a Michigan limited liability company

Priority Entertainment L.L.C., a Michigan limited liability company

River Haven Operating Company L.L.C., a Michigan limited liability company

River Ranch Manager LLC, a Michigan limited liability company

River Ridge Equities, LLC, a Michigan limited liability company

River Ridge Investments, LLC, a Michigan limited liability company

SCA2, LLC, a Michigan limited liability company

Snowbird Concessions, Inc., a Texas corporation

Stonebridge Manager LLC, a Michigan limited liability company

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                              SUN COMMUNITIES, INC.

                 EXHIBIT 21.1 - LIST OF SUBSIDIARIES, CONTINUED

Summit Ridge Manager LLC, a Michigan limited liability company

Sun Cave Creek L.L.C., a Michigan limited liability company

SunChamp, LLC, a Michigan limited liability company

Sunchamp Holdings, LLC, a Michigan limited liability company

Sun Communities Acquisitions, LLC, a Michigan limited liability company

Sun Communities Finance, LLC, a Michigan limited liability company

Sun Communities Financial, LLC, a Michigan limited liability company

Sun Communities Funding Limited Partnership, a Michigan limited partnership

Sun Communities Secured Financing Houston Limited Partnership, a Michigan limited partnership

Sun Communities Mezzanine Lender, LLC, a Michigan limited liability company

Sun Communities Nevada GP L.L.C., a Michigan limited liability company

Sun Communities Nevada Limited Partnership, a Michigan limited partnership

Sun Communities Texas Limited Partnership, a Michigan limited partnership

Sun Communities Texas Mezzanine Lender Limited Partnership., a Michigan limited partnership

Sun Communities Funding GP L.L.C., a Michigan limited liability company

Sun Financial, LLC, a Michigan limited liability company

Sun Financial Texas Limited Partnership, a Michigan limited partnership

Sun/Forest LLC, a Michigan limited liability company

Sun/Forest Holdings LLC, a Michigan limited liability company

Sun GP L.L.C., a Michigan limited liability company

Sun Home Services, Inc., a Michigan corporation

Sun Hunters Glen L.L.C., a Michigan limited liability company

Sun Life Associates Limited Partnership, an Arizona limited partnership

Sun Life Trailer Resort Limited Partnership, an Arizona limited partnership

Sun MHC Development LLC, a Michigan limited liability company

Sun Oakcrest Limited Partnership, a Michigan limited partnership

Sun OFI, LLC, a Michigan limited liability company

Sun Pheasant Ridge, LLC, a Michigan limited liability company

Sun Pine Trace Limited Partnership, a Michigan limited partnership

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                              SUN COMMUNITIES, INC.

                 EXHIBIT 21.1 - LIST OF SUBSIDIARIES, CONTINUED

Sun River Ridge Limited Partnership, a Michigan limited partnership

Sun Saddle Brook Limited Partnership, a Michigan limited partnership

Sun Secured Financing, LLC, a Michigan limited liability company

Sunset Ridge Manager LLC, a Michigan limited liability company

SUI TRS, Inc., a Michigan corporation

Sun TRS, Inc., a Michigan corporation

Sun Water Oak Golf, Inc., a Michigan corporation

Sun/York L.L.C., a Michigan limited liability company

Woodlake Manager LLC, a Michigan limited liability company

Woodside Terrace, Ltd., an Ohio limited liability company